WCM China Quality Growth Fund

Investor Class Shares – WCQGX

Institutional Class Shares – WCMCX

A series of Investment Managers Series Trust

Supplement dated November 6, 2024, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2024.

Effective November 15, 2024 (the “Effective Date”), Dave Heng has been added as a portfolio manager to the WCM China Quality Growth Fund (the “Fund”). Accordingly, as of the Effective Date, the Prospectus and SAI are updated as follows:

The section “Portfolio Manager – Summary Section” on page 48 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

The portfolio management team is comprised of Michael Tian, CFA, Portfolio Manager, and Dave Heng, Portfolio Manager. Mr. Tian has served as a portfolio manager of the Fund since its inception on March 31, 2020. Mr. Heng has served as a portfolio manager of the Fund since November 15, 2024. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Dave Heng is added as a member of the Fund advisor’s Investment Strategy Group with respect to the Fund in the table under the heading entitled “Management of the Funds – Portfolio Managers” beginning on page 126 of the Prospectus and the following is added below the table:

Dave Heng began his investment career in 2016. He joined the Advisor in 2022 as a Business Analyst, and his primary responsibility is equity research for the firm’s global, fundamental growth strategies. Prior to joining the Advisor, Mr. Heng’s experience includes positions as a Senior Investment Analyst at Somerset Capital Management (Singapore), and as an Investment Analyst at SeaTown Holdings (Singapore). He graduated with honors from Nanyang Technological University (Singapore), earning a B.S. in Accountancy.

The seventh paragraph under the heading entitled “Portfolio Managers” on page B-45 of the SAI is deleted in its entirety and replaced with the following:

The WCM China Quality Growth Fund is team-managed by Michael Tian, CFA, and Dave Heng.

The following is added under the heading entitled “Other Accounts Managed by the Portfolio Managers” on page B-46 of the SAI:

As of September 30, 2024, information on other accounts managed by Dave Heng is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dave Heng	1	$6.35	0	$0	1	$0.80

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dave Heng	0	$0	0	$0	0	$0

The following is added under the heading entitled “Ownership of the Funds by the Portfolio Managers” on page B-48 of the SAI:

The following chart sets forth the dollar range of Fund shares owned by Dave Heng in the Fund as of September 30, 2024.

Dollar Range of Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	WCM China Quality Growth Fund
Dave Heng	None

Please file this Supplement with your records.

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